                                                                   EXHIBIT 10.16

                                  MEMORANDUM

     THIS MEMORANDUM, made this 21 day of September 1995, by and between ENACT Products Inc., a California corporation having its principal place of business at 421 Jacaranda Lane, Palo Alto, CA 94306-1846, U.S.A. (hereinafter called ENACT) and Teijin Limited having its principal place of business at 6-7, Minamihonmachi 1- chome, Chuo-ku, Osaka 541, Japan (hereinafter called Teijin),

                                  WITNESSETH:

     WHEREAS, both parties hereto are engaged in the design, development, manufacture, and sale of certain health care medical equipment and computer systems:

     WHEREAS, ENACT, has developed a peak-flow monitor and its computer system for respiratory disease:

     WHEREAS, each of the parties is interested in the evaluation, development and exploitation of a peak-flow monitor and computer systems in Japan and wishes to cooperate with each other in the exploitation of the same:

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereby agree as follows;

1. Both parties hereto agree in principal to the terms and conditions of the Outline of the Formal Agreement (hereinafter referred to as Agreement) attached to this Memorandum as Exhibit A.

2.   Upon signing this Memorandum, Enact commits to provide Teijin:

     a) Exclusive rights to negotiate definitive terms of the Agreement for the period of forty-five (45) days from the date first above written. This period can be extended by mutual agreement between the parties hereto:

     b) All technical information , data and support relating to the Base Product (as defined in the Exhibit A) required by Teijin to begin the Pilot Study (as defined in the Exhibit A);

     c)  [    *    ] of peak-flow monitors of the Base Product; and

     d) A right to evaluate the computer system of the Base Product by one or more Teijin's employee(s) at Enact's office in the U.S.A.


[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



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3.   In consideration of the above, Teijin shall pay Enact [                   *
                          ] upon signing this Memorandum.

4. Either party hereto shall keep secret and confidential any and all information and data disclosed by the other party under this Memorandum, except in so far as necessary to examine the cooperation between the parties and shall not disclose the same to any third party.

     Unless otherwise agreed upon between the parties hereto, either party hereto shall not use such information and data for any other purpose other than specifically provided herein.

     The foregoing shall not , however, apply to any information which:

     (a) is or becomes public knowledge other than by default on the part of the receiving party, or

     (b) can be established by competent proof to have been in the possession of the receiving party at the date of disclosure to it, or

     (c) is received from a bona fide third party having free right of disposal thereof.

5. Teijin indemnifies and agrees to hold Enact harmless from and against any and all claims, judgements, actions or damages which arise in any manner from the performance by Teijin of its obligations pursuant to this Memorandum or its conduct of the preliminary studies and agrees to defend Enact, at its expense, if Enact so requests, with respect to any of the foregoing.

6. The rights and obligations resulting from this Memorandum shall not be assignable by either party without prior written consent of the other party hereto, which consent will not be unreasonably withheld.

7. In case that either party fails to comply with the terms of this Memorandum, the other party has the right to terminate this Memorandum unless such default is cured within thirty (30) days from the service, by such other party, of notice concerning the particular default and intention to terminate this Memorandum.

8. The address of each party for the purpose of notice, reports, and other communications to be made hereunder shall be as follows;

     To ENACT: ENACT Products Inc.
               421 Jacaranda Lane,
               Palo Alto, CA. 94306-1846, U.S.A.
               Atten: President



[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     To Teijin: Teijin Limited
                1-1, Uchisaiwaicho 2- chome,  Chiyoda-ku,
                Tokyo 100, Japan
                Attn:    General Manager,
                         Home Health Care Planning Dept.
                         Medical and Pharmaceutical Group

9. Not withstanding the existing Secrecy and Non-Disclosure Agreement between Teijin and ENACT , this Memorandum constitutes the entire agreement between the parties hereto and supersedes all prior, communications, representations, agreements or understandings, whether written or oral , with respect to the subject matter hereof.


10. This Memorandum shall be interpreted and construed in accordance with the laws of the State of California.



     IN WITNESS WHEREOF, the parties hereto have caused this Memorandum to be signed by their respective duly authorized representatives as of the day and year first above written.


     ENACT Products Inc.                 Teijin Limited


BY: /s/ MATTHEW SANDERS             BY: /s/ Masao Matsuzaki
   -----------------------------       ---------------------------
                                          Masao Matsuzaki

Title:__________________________    Title:________________________
      CHIEF EXECUTIVE OFFICER             Senior Managing Director




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                                   EXHIBIT A


                      THE OUTLINE OF THE FORMAL AGREEMENT


1. Subject matter       Conduct of cooperative business development of the Final
                        Product for the Japanese Market

2. Definition
   "Base Product"       A peak-flow monitor and its computer system for
                        respiratory disease developed by Enact (including any
                        improvements)
   "Final Product"      A peak-flow monitor and its computer system for the
                        Japanese Market developed by both parties based on the
                        Base Product
   "Market"             A market in the area of respiratory diseases including
                        but not limited to asthma and chronic obstructive
                        pulmonary disease
   "Pilot Study"        A feasibility study in Japanese Market for the Base
                        Product and Final Product
   "Clinical Trial"     A clinical test for submitting the application for
                        Koseisho reimbursement

3. Term         Ten years from signing date of the Agreement
                During the term of the Agreement there shall be two phases
                Phase I:   the Cooperative Business Development
                           Stage I;  the Pilot Study
                           Stage II; the Clinical Trial
                Phase II:  the Commercialization

4. Assignment of Teijin and Enact
   Enact's obligation
                a. Supply of the Base Product for the Pilot Study and the
                   Clinical Trial
                b. Supply of technology and technical support for Teijin's modification of the Final Product.*
                c. Improvements of the peak-flow monitor
                d. Commercial supply of the Final Product for the market in
                   Japan
                   * Note; For modification purpose, Enact agrees that Teijin uses and modifies source code of the computer system.

   Teijin's obligation
                a. Test and evaluation of the Base Product and Final Product
                b. Conduct of the Pilot Study and the Clinical Trial
                c. Modification of the computer system based on results from the
                   Pilot Study for the Japanese language and the Japanese Market requirements
                d. Obtaining of the Koseisho import and/or manufacturing
                   approval of the Base Product and/or Final Product
                e. Application for Koseisho reimbursement of the Final Product

5. Teijin's exclusive rights granted by Enact
   1) The exclusive right to develop the Final Product in collaboration with Enact
   2) The first refusal right of manufacturing license after development of the Final Product
   3) The exclusive right to sell and distribute the Base Product and/or Final Product in Japan
   4) The exclusive right to use the computer software of the Base Product and/or Final Product in Japan